Trade and Other Receivables - Summary of Trade and Other Receivables (Detail) - USD ($) $ in Thousands	Mar. 31, 2025	Mar. 31, 2024
Disclosure Of Trade And Other Receivables [Abstract]
Trade and other receivables, net of provision	$ 129,201	$ 83,116
Security deposits, net of provision	12,148	9,804
Interest accrued	8,458	6,453
Due from employees	215	273
Total	150,022	99,646
Non-current	8,879	7,696
Current	$ 141,143	$ 91,950